Destra Flaherty & Crumine Preferred and Income Fund

a series of Destra Investment Trust (the “Trust”)

Class A	DPIAX
Class C	DPICX
Class I	DPIIX

October 25, 2024

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2024

Effective October 21, 2024, Ultimus Fund Solutions, LLC replaced UMB Fund Services, Inc. as the Fund’s administrator, accountant, and transfer agent. Accordingly, effective October 21, 2024 the disclosure in the Fund’s current Prospectus and SAI are amended as follows:

Any and all references to the phone number 844-9DESTRA(933-7872) in both the Fund’s Prospectus and the Fund’s SAI are deleted in their entirety and replaced with the following phone number: 833-597-5348.

1. The first paragraph of the section entitled “SECTION 2 ADDITIONAL INFORMATION ABOUT THE FUND” on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies. However, this Prospectus does not describe all of the Fund’s investment practices. For additional information on these matters, please see the Statement of Additional Information (the “SAI”), which is available by calling 833-597-5348, writing to Destra Funds C/O Ultimus Fund Solutions, 4221 N 203rd Street., Suite 200, Elkhorn, Nebraska 68022, or visiting http://www.destracapital.com/strategies/destra-preferred-and-income-securities-fund.

2. The section entitled “Fund Service Providers” on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

The custodian of the assets of the Fund is UMB Bank N.A., 1010 Grand Boulevard, Kansas City, MO 64106. Ultimus Fund Solutions, LLC, provides certain accounting, transfer agency, shareholder services and dividend paying agent services to the Fund. Ultimus Fund Solutions, LLC. also performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

3. The following section is added to the section entitled “SECTION 3 SHAREHOLDER INFORMATION” immediately following the subsection entitled “Valuation of Shares” on page 19 of the Prospectus:

Unclaimed Property Requirements – California and Texas

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively. required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

4. The section entitled “Administrator” on page 40 of the SAI is deleted in its entirety and replaced with:

Administrator

The Administrator for the Fund is Ultimus Fund Solutions, LLC, (“UFS” or the “Administrator”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Fund, the Administrator provides administrative and fund accounting services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement became effective on March 13, 2024 and will remain in effect for two years from the effective date, and will continue thereafter in effect from year to year subject to annual approval of the Board. The Fund Services Agreement is terminable by the Board or the Administrator with respect to the Fund on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Fund with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by UFS, the Fund pays UFS the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration fees. The Fund also pays UFS for any out-of-pocket expenses.

The following table displays the fees paid by the Fund to the previous provider of administration and accounting services for the specified periods:

For the fiscal year ended September 30, 2021	$227,758
For the fiscal year ended September 30, 2022	$239,103
For the fiscal year ended September 30, 2023	$201,484

5. The third paragraph in the “Other Service Providers” section on page 54 of the SAI is deleted in its entirety and replaced with the following:

The Fund’s administrator, fund accountant, transfer agent, and dividend paying agent is Ultimus Fund Solutions, LLC, 4221 N 203rd Street., Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement with your Prospectus and SAI for future reference.

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